UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

November 16, 2015

ADVANCED BIOMEDICAL TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-53051	98-0516589
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3842-Orthopedic, Prosthetic, & Surgical Appliances & Supplies	0001385799
(Standard Industrial Classification)	(Central Index Key)

350 Fifth Avenue, 59th Floor

New York, NY 10118

(Address of principal executive offices, including zip code)

(718) 766-7898

(Registrant's telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Copy of Communication to:

Befumo & Schaeffer, PLLC

PO Box 717

Culpeper, VA 22701

Phone: (202) 725-6733

Fax: (202) 478-2900

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant

Advanced BioMedical Technologies, Inc.  (“we”, “our”, “us”, the “Company”) was notified in writing that, effective from November 16, 2015, Baker Tilly Hong Kong Limited (“BTHK”), resigned as the independent registered public accounting firm of the Company and with the approval of the Company’s Board of Directors, AWC (CPA) Limited (“AWC”) was then engaged as the Company’s independent registered public accounting firm.

The audit reports of BTHK on the financial statements of the Company as of and for the years ended October 31, 2014 and 2013 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles, except that the audit reports of BTHK for the financial statements of the Company as of October 31, 2014 and 2013 indicated uncertainty as to the Company’s ability to continue as a going concern because the Company had working capital and stockholders’ deficits.

In connection with the audits of the Company’s financial statements for the fiscal year ended October 31, 2014 and 2013 and through the date of this Current Report, there were: (i) no disagreements between the Company and BTHK on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of BTHK, would have caused BTHK to make reference to the subject matter of the disagreement in their reports on the Company’s financial statements for such years, and (ii) no reportable events within the meaning set forth in Item 304(a)(1)(v) of Regulation S-K.

During the Company’s two most recent fiscal years ended October 31, 2014 and 2013 and through November 16, 2015, the Company did not consult with AWC either on (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that may be rendered on the Company’s financial statements, and AWC did not provide either a written report or oral advice to the Company that was an important factor considered by the Company in reaching a decision as to any accounting, auditing, or financial reporting issue; or (ii) the subject of any disagreement, as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions, or a reportable even within the meaning set forth in Item 304(a)(1)(v) of Regulation S-K.

The Company has provided BTHK a copy of the disclosures in this Form 8-K and has requested that BTHK furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not BTHK agrees with the Company’s statements above. A copy of the letter dated November 16, 2015, furnished by BTHK in response to that request is filed as Exhibit 16.1 to this Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit 16.1	Letter from Baker Tilly Hong Kong Limited to the Securities and Exchange Commission, dated November 16, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 16, 2015	ADVANCED BIOMEDICAL TECHNOLOGIES, INC.

/s/Kai Gui
Kai Gui
Director, Secretary and Chief Financial Officer

Exhibit 16.1

BAKER TILLY
HONG KONG | 天職香港

2nd Floor, 625 King's Road
North Point
Hong Kong

T: +852 2525 0171
F: +852 2810 1417

enquiries@bakertillyhk.com
www.bakertillyhk.com

November 16, 2015

U.S. Securities and Exchange Commission
100 F Street NE
Washington, DC 20549

Dear Ladies and Gentleman:

We have read the statements under Item 4.01 of Form 8-K dated November 16, 2015, of Advanced Biomedical Technologies, Inc. (the "Company") to be filed with the Securities and Exchange Commission and are in agreement with the statements in the paragraphs within that Item as they relate to our firm. We have no basis to agree or disagree with the other statements made by the Company in the Form 8-K.

Very truly yours,

Baker Tilly Hong Kong Ltd.

Baker Tilly Hong Kong Limited

An independent member of Baker Tilly International